UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 19, 2015

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On November 19, 2015, STORE Capital Corporation, a Maryland corporation (the “Company”), entered into a Note Purchase Agreement, dated as of November 19, 2015, with the purchasers named therein (the “Note Purchase Agreement”), in connection with the issuance and sale of $75,000,000 aggregate principal amount of the Company’s 4.95% Senior Notes, Series A, due November 21, 2022 (the “Series A Notes”), and $100,000,000 aggregate principal amount of its 5.24% Senior Notes, Series B, due November 21, 2024 (the “Series B Notes”, and together with the Series A Notes, the “Notes”).  For a brief description of the material terms of the Note Purchase Agreement, please see Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01.  A copy of the Note Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under the Note Purchase Agreement will be absolutely and unconditionally guaranteed by STORE Capital Acquisitions, LLC, a Delaware limited liability company and subsidiary of the Company, as the Initial Guarantor (the “Initial Guarantor”) pursuant to a Subsidiary Guaranty Agreement dated as of November 19, 2015 (the “Guaranty Agreement”).  A copy of the Guaranty Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 19, 2015, the Company issued $75,000,000 aggregate principal amount of its Series A Notes and $100,000,000 aggregate principal amount of its Series B Notes.  The Series A Notes mature on November 21, 2022, and the Series B Notes mature on November 21, 2024, in each case unless earlier redeemed or prepaid pursuant to the terms of the Note Purchase Agreement.  Interest on the Notes is payable semi-annually in arrears on May 21 and November 21 of each year beginning May 21, 2016.

The Notes are senior unsecured obligations of the Company.  The Company intends to use a portion of the net proceeds from the offering of the Notes to repay outstanding indebtedness under the Company’s unsecured revolving credit facility.

The Company may, at its option and upon notice to the purchasers of the applicable Notes, prepay at any time all, or from time to time any part of, any series of Notes, in an amount not less than 5% of the aggregate principal amount of any series of Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the make-whole amount determined for the prepayment date with respect to such principal amount as set forth in the Note Purchase Agreement.

The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under the Note Purchase Agreement will be absolutely and unconditionally guaranteed by the Initial Guarantor pursuant to the Guaranty Agreement.

The Notes have been offered and sold to institutional accredited investors in an exempt transaction not involving a public offering in accordance with Section 4(a)(2) of the Securities Act of 1933, as amended.

The Note Purchase Agreement, including the form of the Series A Notes and the form of the Series B Notes, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.  The Guaranty Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On November 20, 2015, the Company issued a press release announcing the closing of the offering of the Notes.  A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	Note Purchase Agreement dated as of November 19, 2015

10.2	Subsidiary Guaranty Agreement dated as of November 19, 2015

99.1	Press release dated November 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: November 23, 2015
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Note Purchase Agreement dated as of November 19, 2015

10.2	Subsidiary Guaranty Agreement dated as of November 19, 2015

99.1	Press release dated November 20, 2015